UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☒ Definitive Additional Materials.
☐ Soliciting Material Pursuant to §240.14a-12.

VeriSign, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VeriSign, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on Thursday, May 27, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/vrsn

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 17, 2010 to facilitate timely delivery.

TO REQUEST PAPER OR E-MAIL COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting to receive printed materials, your preference for future proxy mailings will be kept on file.

Telephone:  1-888-313-0164

                   (outside of the U.S. and Canada call 201-680-6688).

Email:         shrrelations@bnymellon.com

                   (you must reference your 11-digit control number in your email)

Internet:      http://www.proxyvoting.com/vrsn

TO ACCESS THE FORM OF PROXY SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear VeriSign, Inc. Stockholder:

The 2010 Annual Meeting of Stockholders of VeriSign, Inc. (the “Company”) will be held at the VeriSign Corporate Offices, 487 East Middlefield Road, Mountain View, California 94043, on Thursday, May 27, 2010, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect eight directors of VeriSign, Inc., each to serve until the next annual meeting of stockholders, or until a successor has been elected and qualified or until the director’s earlier resignation or removal.

(2)	To approve our Annual Incentive Compensation Plan.

(3)	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2010.

The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.

CONTROL NUMBER ê
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

Stockholders are encouraged and cordially invited to attend the Annual Meeting where you may vote in person. At the Annual Meeting you will need to request a ballot to vote your shares.

Meeting Location:

VeriSign Corporate Offices

487 East Middlefield Road

Mountain View, CA 94043

Directions to attend the Annual Meeting can be found on our website, www.verisign.com/corporate/mv-visitor-guide.pdf.

The following materials are available for you to review online:

•	the Company’s Notice, Proxy Statement and Proxy Card (including all attachments thereto);
•	the Company’s Annual Report to Securityholders;
•	the Company’s Form 10-K; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper or e-mail copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/vrsn

The Proxy Materials for VeriSign, Inc. are available to review at:

http://www.proxyvoting.com/vrsn

Have this notice available when you request a paper or e-mail copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.